EXHIBIT 99.1

                           Union Bankshares, Inc.
---------------------------------------------------------------------------
                               March 31, 2002

                            First Quarter Report

                              [LOGO]  CITIZENS
                                      SAVINGS BANK
                                      AND TRUST COMPANY

                              [LOGO]  UNION BANK

                          Wholly Owned Subsidiaries

                                                             April 18, 2002

Dear Shareholder:

The end of the winter sports season in Northern Vermont is upon us. Although the winter got off to a slow start, an informal poll tells us the industry, overall, did reasonably well. After a short "mud" season, we will head into the summer/fall period which is always our busiest time and in which we experience our strongest growth cycle. We believe the real estate and small business construction sector will continue strong, providing jobs in our communities and a demand for loans to finance these activities.

First quarter results for 2002 vs. 2001 indicate relatively good growth in assets, loans and deposits. In particular, loans outstanding grew $26 million or 11.5%, which has helped us weather the substantial decrease in loan yields. Net income for the period was virtually the same as last year for the quarter. This is due mainly to the compression of the net interest margin, somewhat mitigated by the increase in the loan portfolio. As the rate cycle stabilizes and deposit rates adjust, we anticipate a net interest margin more in line with historic numbers. A few other factors which impacted income are the increase in the provision for bad debts, due mainly to loan growth, additional staff and soft costs related to the start up of Union's new Fairfax office, and the continuing increase in health insurance costs.

During the first quarter there were some staffing changes and additions at both banks. Tracey Holbrook, a Vice President at Citizens, moved into a commercial loan officer's position in St. Johnsbury. At Union, Assistant Vice Presidents Stephen Kendall and Lorraine Gordon were promoted to Branch Manager of the Fairfax and Main Office locations, respectively. Nancy Jewett, Johnson Office Supervisor, retired after 17 years and Greta Meyer has accepted the position. All are seasoned banking professionals who believe firmly in our commitment to customer service.

Enclosed is a dividend check or advice of deposit representing a dividend of $.28 per share to shareholders of record April 15, 2002.

Recently you received our proxy statement, ballot and annual report. These documents contain much information about your company and we urge you to read them. You are cordially invited to the annual meeting which will be held on Wednesday, May 15th at 3:00 PM at the Union Bank main office in Morrisville.

Sincerely,


W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President & CEO


                           SHAREHOLDER ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                 Corporate Name:   Union Bankshares, Inc.
                 Transfer Agent:   Union Bank
                                   P.O. Box 667
                                   Morrisville, VT
                                   05661-0667

                          Phone:   802-888-6600
                            Fax:   802-888-4921
                          Email:   ubexec@unionbankvt.com
               Internet Banking:   www.unionbankvt.com
                                   www.csbtc.com
                  American Stock
                 Exchange Ticker
                         Symbol:   UNB



Consolidated Balance Sheets (unaudited)
---------------------------------------------------------------------------
                                           March 31, 2002    March 31, 2001

ASSETS
Cash and Due from Banks                     $ 15,077,201      $  9,405,142
Federal Funds Sold                             4,113,790        12,562,383
Interest Bearing Deposits                      4,589,796         1,855,080
U.S. Government Securities                    17,350,760        24,647,782
State and Municipal Securities                 6,070,319         4,841,586
Corporate Securities                          25,142,437        22,586,483
Loans, net                                   252,469,340       226,399,455
   Less:  Reserve for Loan Losses             (2,833,690)       (2,859,370)
Premises and Equipment, net                    4,522,873         3,915,250
Other Real Estate Owned                        1,418,037            96,293
Other Assets                                   6,936,446         5,870,025
                                            ------------------------------

      Total Assets                          $334,857,309      $309,320,109
                                            ==============================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                             $ 37,025,261      $ 32,495,476
Savings and Time Deposits                    243,897,371       228,495,465
Borrowed Funds                                12,118,643         8,697,408
Other Liabilities                              4,501,026         3,613,942
Common Stock                                   6,536,378         6,527,378
Paid in Capital                                  277,254           239,903
Retained Earnings                             31,950,220        30,391,047
Accumulated Other Comprehensive Income           273,087           451,941
Treasury Stock at Cost                        (1,721,931)       (1,592,451)
                                            ------------------------------

      Total Liabilities and
       Shareholders' Equity                 $334,857,309      $309,320,109
                                            ==============================

Standby Letters of Credit were $1,038,000 and $793,000 at March 31, 2002 and 2001 respectively.


Consolidated Statements of Income (unaudited)
---------------------------------------------------------------------------
                                           March 31, 2002    March 31, 2001

Interest Income                              $5,535,745        $6,023,291
Interest Expense                              1,754,961         2,527,408
                                             ----------------------------

      Net Interest Income                     3,780,784         3,495,883
Less:  Provision for Loan Losses                 90,000            56,250
                                             ----------------------------

      Net Interest Income after
       Loan Loss Provision                    3,690,784         3,439,633

Trust Income                                     67,497            87,017
Other Operating Income                          658,548           661,471
Other Operating Expenses:
  Salaries                                    1,260,321         1,160,133
  Employee Benefits                             387,716           338,947
  Occupancy                                     159,651           164,527
  Equipment                                     199,560           212,414
  Other                                         779,860           665,036
                                             ----------------------------
      Total                                   2,787,108         2,541,057

Net Income before Tax                         1,629,721         1,647,064
Income Tax Expense                              460,707           478,968
                                             ----------------------------
      Net Income                             $1,169,014        $1,168,096
                                             ============================

Earnings per Share                           $     0.39        $     0.39
Book Value Per Share                         $    12.32        $    11.89


                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                           William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

W. Arlen Smith                                                     Chairman
Cynthia D. Borck                                             Vice-President
Kenneth D. Gibbons                                                President
Marsha A. Mongeon                                  Vice President/Treasurer
Robert P. Rollins                                                 Secretary
Jerry S. Rowe                                                Vice President
JoAnn A. Tallman                                        Assistant Secretary


                     DIRECTORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

Karen C. Gammell                                        Assistant Treasurer
Tracey D. Holbrook                                           Vice President
Susan O. Laferriere                                          Vice President
Dennis J. Lamothe                                                 Treasurer
Mildred R. Nelson                                  Assistant Vice President
Barbara A. Olden                                   Assistant Vice President
Deborah J. Partlow                                            Trust Officer
Jerry S. Rowe                                                     President
David A. Weed                                                Vice President


                           DIRECTORS OF UNION BANK

                           W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                             Richard C. Marron
                             Robert P. Rollins
                             Richard C. Sargent
                               John H. Steel

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                   Assistant Vice President
Rhonda L. Bennett                                            Vice President
Cynthia D. Borck                                      Senior Vice President
Shawn M. Davis                                      Commercial Loan Officer
Fern C. Farmer                                     Assistant Vice President
Patsy S. French                                    Assistant Vice President
Kenneth D. Gibbons                                                President
Lorraine M. Gordon                                 Assistant Vice President
Claire A. Hindes                                   Assistant Vice President
Patricia N. Hogan                                            Vice President
Peter R. Jones                                               Vice President
Stephen H. Kendall                                 Assistant Vice President
Margaret S. Lambert                                Assistant Vice President
Susan F. Lassiter                                  Assistant Vice President
Phillip L. Martin                                  Assistant Vice President
Marsha A. Mongeon                           Senior Vice President/Treasurer
Freda T. Moody                                     Assistant Vice President
Colleen D. Putvain                                      Assistant Treasurer
Donna M. Russo                                               Vice President
Ruth P. Schwartz                                             Vice President
David S. Silverman                                    Senior Vice President
JoAnn A. Tallman                                        Assistant Secretary
Francis E. Welch                                   Assistant Vice President
Craig S. Wiltshire                                           Vice President


                             UNION BANK OFFICES

      Morrisville                                    Jeffersonville
 20 Lower Main Street*                               80 Main Street*
    (802) 888-6600                                   (802) 644-6600

   Northgate Plaza*                                     Hyde Park
      Route 100                                      250 Main Street
    (802) 888-6860                                   (802) 888-6880

        Stowe Remote                                    ATM's at:
    Stowe Village*                             Smugglers' Notch Resort (2)
 Park and Pond Streets                            Johnson State College
    (802) 253-6600                                   Copley Hospital
                                                  Cold Hollow Cider Mill
       Fairfax                                      Trapp Family Lodge
      Route 104*                                Stowe Mountain Resort (3)
    (802) 849-2600                             Big John's Riverside Store
                                                 Taft Corners, Williston
       Hardwick                                        Ben & Jerry's
  103 VT Route 15*                                 Stowe Mountain Road
    (802) 472-8100
                                                   Express Telebanking
       Johnson                                       (802) 888-6448
198 Lower Main Street*                               (800) 583-2869
    (802) 635-6600

                             www.unionbankvt.com

*     ATM's at these branches


                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

     St. Johnsbury                                   Remote ATM's at:
  364 Railroad Street*                            East Burke, Route 114
    (802) 748-3131                                  Danville, Route 2
                                                 Burke Mountain Ski Area
  325 Portland Street
    (802) 748-3121                                Littleton Loan Center
                                                     241 Main Street
     Lyndonville                                      Littleton, NH
   183 Depot Street*                                 (603) 444-7136
    (802) 626-3100
                                                  Express Phone Banking
 St. Johnsbury Center                                (802) 748-0815
 Green Mountain Mall*                                (800) 748-1018
 1998 Memorial Drive
    (802) 748-2454

                                www.csbtc.com

*     ATM's at these branches